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As Filed with the Securities and Exchange Commission on July 29, 1999
                                                      Registration No. 333-35827
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                          NEXSTAR PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                                    841173453
    (STATE OF INCORPORATION)              (I.R.S. EMPLOYER IDENTIFICATION NO.)


                            C/O GILEAD SCIENCES, INC.
                               333 LAKESIDE DRIVE
                          FOSTER CITY, CALIFORNIA 94404
          (Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)

                           --------------------------

                                  MARK L. PERRY
                                    SECRETARY
                          NEXSTAR PHARMACEUTICALS, INC.
                            C/O GILEAD SCIENCES, INC.
                               333 LAKESIDE DRIVE
                          FOSTER CITY, CALIFORNIA 94404
                                 (650) 574-3000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           --------------------------

                                   Copies To:
                              ROBERT L. JONES, ESQ.
                             JULIA L. DAVIDSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000


================================================================================

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

         The Registrant hereby withdraws from registration (1) the entire principal amount not yet sold under this Registration Statement on Form S-3 of the 6 1/4% Convertible Subordinated Debentures Due 2004 and (2) the indeterminate number of shares of Common Stock as shall be issuable upon conversion of the Convertible Subordinated Debentures in the entire principal amount not yet sold under this Registration Statement on Form S-3.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized in Foster City, California on July 29, 1999.

                                    NEXSTAR PHARMACEUTICALS, INC.

                                  By: /s/ John C. Martin
                                     -----------------------------------------
                                          John C. Martin
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                                   TITLE                                             DATE
---------                                   -----                                             ----

/s/ John C. Martin                          Director,  President and Chief Executive          July 29, 1999
---------------------------------------     Officer (Principal Executive Officer)
    John C. Martin


/s/ Mark L. Perry                           Director, Secretary                               July 29, 1999
---------------------------------------     (Principal Financial and Accounting Officer)
    Mark L. Perry
